As filed with the Securities and Exchange Commission on September 29, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                  FORM 8-K/A

                                AMENDMENT NO. 2



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event report):  SEPTEMBER 29, 1998


                              MARKETSPAN CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   NEW YORK
                (State or Other Jurisdiction of Incorporation)


            1-14161                            11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                     11801
  One MetroTech Center, Brooklyn, New York                            11201
(Address of Principal Executive Offices)                          (Zip Code)

                          (516) 755-6650 (Hicksville)
                          (718) 403-1000 (Brooklyn)
             (Registrant's Telephone Number, Including Area Code)

The registrant hereby amends and supplements the following items of its Current Report on Form 8-K dated August 24, 1998, as amended:

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On September 10, 1998, the Board of Directors of MarketSpan Corporation (the "Company"), on recommendation of the Company's Audit Committee, named Arthur Andersen LLP as independent public accountants for the Company for its fiscal year ending December 31, 1998 (see Item 8 below). Arthur Andersen LLP were independent public accountants for KeySpan Energy Corporation ("KeySpan") and The Brooklyn Union Gas Company ("Brooklyn Union"), and Ernst & Young LLP were independent public accountants for the Long Island Lighting Company ("LILCO"), during such corporations' respective fiscal years prior to the consummation of the LILCO/KeySpan/Long Island Power Authority ("LIPA") transactions on May 28, 1998.

     During the past two fiscal years, there has been no report on the financial statements of KeySpan and Brooklyn Union by Arthur Andersen LLP or of LILCO by Ernst & Young LLP, which contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and the interim period through September 10, 1998, there have been no disagreements or "reportable events" as described in Items 304(a)(1)(iv) and (v) of Regulation S-K concerning any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or otherwise, required to be disclosed by this Item.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:

            *3.1  By-Laws of MarketSpan Corporation, as amended, filed herewith.

            *16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 29, 1998, agreeing with the statements contained in Item 4 of the Company's Form 8-K/A No. 2, dated September 29, 1998, regarding a change in the certifying accountant, filed herewith.


            * Filed Herewith

                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MARKETSPAN CORPORATION


Dated:  September 29, 1998          By: /s/ Craig G. Matthews
                                    ---------------------------
                                    Name:  Craig G. Matthews
                                    Title: Executive Vice President and
                                           Chief Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT NUMBER    DESCRIPTION                               PAGE

3.1               By-Laws of MarketSpan Corporation,          5
                  as amended.

16                Letter from Ernst & Young LLP to the        17
                  Securities and Exchange Commission
                  dated September 29, 1998, agreeing with
                  the statements contained in Item 4 of the Company's Form 8-K/A No. 2 dated September
                  29, 1998, regarding a change in the
                  certifying accountant.